First Quarter 2014 Earnings Conference Call NYSE: CVA APRIL 22, 2014 Exhibit 99.2

Cautionary Statements All information included in this earnings presentation is based on continuing operations, unless otherwise noted. Forward-Looking Statements Certain statements in this presentation may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA") or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or general industry or broader economic performance in global markets in which Covanta operates or competes, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words "plan," "believe," "expect," "anticipate," "intend," "estimate," "project," "may," "will," "would," "could," "should," "seeks," or "scheduled to," or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta, include, but are not limited to, the risk that Covanta may not successfully grow its business as expected or close its announced or planned acquisitions or projects in development, and those factors, risks and uncertainties that are described in periodic securities filings by Covanta with the SEC. Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law. Note: All estimates with respect to 2014 and future periods are as of April 22, 2014. Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law. Non-GAAP Financial Measures We use a number of different financial measures, both United States generally accepted accounting principles (“GAAP”) and non-GAAP, in assessing the overall performance of our business. The non-GAAP financial measures of Adjusted EBITDA, Free Cash Flow and Adjusted EPS, as described and used in this earnings presentation, are not intended as a substitute or as an alternative to net income, cash flow provided by operating activities or diluted earnings per share as indicators of our performance or liquidity or any other measures of performance or liquidity derived in accordance with GAAP. In addition, our non-GAAP financial measures may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. The presentations of Adjusted EBITDA, Free Cash Flow and Adjusted EPS are intended to enhance the usefulness of our financial information by providing measures which management internally use to assess and evaluate the overall performance of its business and those of possible acquisition candidates, and highlight trends in the overall business. In each case, a reconciliation to the nearest GAAP measure is provided. 2 April 22, 2014

Q1 2014 Summary • Cold weather was a net positive impact on Q1 2014 results – benefit from higher energy prices • Steady operating performance during difficult weather conditions • Signed contract extension with Fairfax County, Virginia client – begins February 2016 • Increased cash dividend by 9% to annualized $0.72 per share (in millions, except EPS) Q1 2013 Q1 2014 FY 2014 Guidance (1) Revenue $372 $401 N/A Adjusted EBITDA $61 $87 $470 - $500 Free Cash Flow $27 $67 $170 - $210 Excluding construction working capital $51 $80 $215 - $245 Adjusted EPS $(0.19) $(0.03) $0.35 - $0.50 1) Affirmed guidance as of 4/22/2014. 3 April 22, 2014 (Unaudited)

Waste Update

- **Q1 2014 Contract Extensions:**
  - Signed contract extension with Fairfax County
    - Begins in 2016; 5-year contract with two mutual 5-year extensions
    - Facility will convert to tip fee
    - County will supply ~60% of plant capacity
- **Q1 2014 EfW Waste Revenue Drivers vs. Q1 2013:**
  - Same store waste volume up ~4%, largely due to maintenance timing
  - Same store waste pricing up ~1%
  - Benefit of Camden acquisition
  - Debt service revenue down $4 million vs. Q1 2013
- **Trends and Outlook:**
  - Market outlook unchanged
  - Special waste growth on track; targeting +10% growth

(Unaudited)

North America EfW [1] (in millions, except price)	Q1 2013A	Q1 2014A	2014E
Waste Revenue:			
Waste & Service	$205	$221	$915 - $940
Debt Service	10	6	21
Other [2]	1	1	5 - 10
Total	**$216**	**$228**	**$940 - $970**
Tons: [3]			
Contracted	3.3	3.5	
Internalized from TS	0.1	0.2	
Uncontracted	0.7	0.8	
Total	**4.1**	**4.5**	**18.4 - 18.7**
Revenue per Ton: [4]			
Contracted	$49.74	$49.81	
Internalized from TS	$52.77	$51.08	
Uncontracted	$49.98	$51.08	
Average	**$49.88**	**$50.08**	**$49.50 - $50.25**

1) North America EfW results include only Energy-from-Waste assets.
2) Other includes service revenue not directly related to waste processing.
3) Excludes liquid waste.
4) Calculated for waste and service revenue, excluding debt service and other revenue.

4 April 22, 2014

COVANTA
Powering Today. Protecting Tomorrow.

Energy Update North America EfW (in millions, except price) Q1 2013A Q1 2014A 2014E Energy Revenue: Energy Sales $71 $83 $315 - $330 Capacity 10 8 30 - 35 Total $81 $91 $345 - $365 MWh Sold: Contracted 0.8 0.8 3.1 - 3.2 Hedged 0.2 0.3 1.4 Market 0.2 0.2 1.0 - 1.1 Total 1.2 1.3 5.5 - 5.7 Revenue per MWh: (1) Contracted $64.87 $70.78 $66 - $67 Hedged $39.75 $41.57 $43 - $44 Market $41.07 $86.20 ~$50 Average $58.17 $65.26 $57 - $59 • Q1 2014 EfW Energy Revenue Drivers vs. Q1 2013: – Volume up ~3% year-over-year • Same store volume down ~2%, primarily due to wet waste • Offset by Camden acquisition – Average pricing up ~12% • Same store pricing up ~8% • Market prices more than 2x due to cold weather • Higher realized prices under contracts with collars – Benefit of higher energy revenue partially offset by increased fuel expense, due to higher price as well as incremental steam sales and wet waste • Trends and Outlook: – Current outlook for full year prices increased from $57 to $59 per MWh – FY 2014 energy revenue expectations modestly higher 5 1) Excludes capacity revenue. April 22, 2014 (Unaudited)

Recycled Metals Update North America ($ in millions, except price; tons in thousands) Q1 2013A Q1 2014A 2014E Metals Revenue: Ferrous $12 $15 $64 - $68 Non-Ferrous 4 6 24 - 27 Total $16 $21 $88 - $95 Tons Sold: Ferrous 70 77 340 - 360 Non-Ferrous 4 6 25 - 29 Revenue per Ton: Ferrous $179 $201 ~$190 Non-Ferrous $929 $963 ~$950 Average HMS index price (1) $350 $373 ~$350 • Q1 2014 Revenue Drivers vs. Q1 2013: – Volume up year-over-year due to prior year investment • Tons recovered below expectations in Q1 due to metal system downtime and weather conditions, but also the benefit of higher quality metal – Pricing up year-over-year • Recovering higher quality product resulting in increased price per ton for ferrous and non-ferrous • Ferrous market pricing also higher than Q1 2013 • Trends and Outlook: – Metals pricing slightly up, volume slightly down – FY 2014 metal revenue expectations modestly higher 6 1) Q1 2014 and 2013 average #1 Heavy Melt Steel composite index ($ / gross ton) as published by American Metal Market. The 2014 average prices is Covanta’s estimate. April 22, 2014 (Unaudited)

Maintenance Update Total Company (in millions) Q1 2013A Q1 2014A 2014E Plant Maintenance Expense: EfW $87 $80 $230 - $240 Other 1 4 ~20 Total $88 $84 $250 - $260 Maintenance Capex: EfW $35 $34 $85 - $95 Other 3 2 ~15 Total $38 $36 $100 - $110 7 April 22, 2014 (Unaudited) • Q1 2014 Drivers vs. Q1 2013: – EfW plant maintenance expense down $7 million vs. last year primarily due to timing • Trends and Outlook: – Currently in heavy maintenance season – Q2 maintenance (expense and capital) expected be up year-over-year due to timing – Proactive maintenance program on track; FY 2014 EfW outlook unchanged

2014 Business Outlook • Primary focus on execution in the core business – Consistent operating performance and outstanding customer service – Executing proactive maintenance program – Contract extensions and transitions • Executing key projects – Durham / York facility expected to begin operations in late 2014 – Preparation for New York City waste disposal contract – service scheduled to begin early 2015 • Organic growth – Increased recycled metal quality and quantity – Focusing on sustainable solutions to grow waste revenue • Affirmed FY 2014 guidance outlook 8 April 22, 2014

Financial Overview 9 April 22, 2014

372 392 401 11 4 4 19 1 7 5 9 Q1 2013 Waste and Service Energy Metals Total Contract Transitions Transactions Construction Other Q1 2014 $ i n M il li o n s Revenue: Q1 2014 vs. Q1 2013 North America EfW Same Store + = (Unaudited) 10 April 22, 2014 + (1) 1) Includes biomass facilities, corporate overhead, e-waste, international, landfills, and transfer stations.

Adjusted EBITDA: Q1 2014 vs. Q1 2013 61 87 19 5 24 8 1 9 Q1 2013 Revenue Plant Operating Expenses Net Contract Transitions Transactions Other Q1 2014 $ i n M il li o n s + = (2) 1) Includes a $11 million reduction in debt service pass through billings. 2) Includes biomass facilities, construction, corporate overhead, e-waste, international, landfills, and transfer stations. 11 (Unaudited) April 22, 2014 (1) North America EfW Same Store

Free Cash Flow: Q1 2014 vs. Q1 2013 27 67 26 11 2 1 Q1 2013 Adjusted EBITDA Construction Working Capital Maintenance Capex Other Q1 2014 $ i n M il li o n s 12 (Unaudited) April 22, 2014

Adjusted EPS: Q1 2014 vs. Q1 2013 (0.19) (0.03) 0.14 0.02 Q1 2013 Operating Income Effective Tax Rate Q1 2014 $ 13 (Unaudited) April 22, 2014

Growth Investment Outlook Growth Investments (Unaudited, in millions) FY 2013 Actual FY 2014 Outlook Metals recovery projects $ 37 Other growth investments (1) 45 Sub-total: Organic growth investments $ 82 $ 50 - $ 75 New York City contract (investment of ~$140 million ‘13 to ‘16) 23 $ 75 - $100 Sub-total: Organic growth investments + NYC $ 105 $ 125 - $175 Delaware Valley — — Camden EfW Facility 49 — New Jersey Transfer Stations 8 — Sub-total: Acquisitions, net of cash acquired $ 57 — Total growth investments $ 162 $ 125 - $175 1) Includes investment at Essex (total investment of $70-$90 million from 2013 to 2016) and includes investment in Tartech JV. 14 April 22, 2014 • Total spend in Q1 2014 was $36 million – $8 million for metals and other organic growth – $28 million for New York City contract

Debt Structure 15 April 22, 2014 • Issued $400 million of senior unsecured notes due 2024 – Net proceeds, together with borrowings under the revolver, to be used to repay the $460 million of 3.25% Cash Convertible Notes due June 2014 • Amended credit facilities in March 2014 – Reduced term loan pricing by 25 bps – Increased revolver by $100 million and extended maturity two years to 2019 • Repaid $95 million of the term loan – Balance replaced by increased revolver Pro Forma (1) As of 3/31/14 (Face Value; $ in millions) Covanta Energy Corporation Revolving Credit Facility due 2019: (3) $1,000 Term Loan due 2019: 200 Domestic Subsidiaries Project Debt: $205 International Subsidiaries Project Debt: $22 Covanta Holding Corporation New 5.875% Senior Notes due 2024: $400 7.250% Senior Notes due 2020: 400 6.375% Senior Notes due 2022: 400 Tax-Exempt Corporate Bonds due 2024-2042: (2) 335 Tax-Exempt Corporate VRDBs:(2) 22 1) This pro forma presentation gives effect to the repayment at maturity of the 3.25% Cash Convertible Notes. 2) The fixed rate and variable rate tax-exempt bonds are obligations of Covanta Holding Corporation and are guaranteed by Covanta Energy Corporation, and as such are effectively senior in right of payment to the other indebtedness of Covanta Holding Corporation. 3) As of March 31, 2014, there were $265 million in letters of credit outstanding under the $1 billion revolving credit facility.

2014 Guidance Summary • Q2 2014 drivers: – Timing of maintenance activity to increase expense and capex – Negative impact from construction working capital (Unaudited, in millions, except EPS) FY 2013 FY 2014 Guidance (1) Adjusted EBITDA $494 $470 - $500 Free Cash Flow $245 $170 - $210 Excluding construction working capital $251 $215 - $245 Adjusted EPS $0.38 $0.35 - $0.50 1) Affirmed as of 4/22/2014. 16 April 22, 2014

Appendix 17 April 22, 2014

Capitalization Summary 1) Debt balances are presented at principal value, not book value. 2) Net debt is calculated as total principal amount of debt outstanding less cash and cash equivalents and debt service principal-related restricted funds. 3) Ratio is computed for Covanta Holding Corporation. Differs from calculation required under Covanta Energy’s credit facility. See slide 21 for a reconciliation of 2012, 2013, and 2014 LTM Adjusted EBITDA. (Unaudited, in millions) 12/31/2012 12/31/2013 3/31/2014 Cash and Cash Equivalents $ 243 $ 198 $ 389 Restricted Funds (Debt Principal Related) 72 45 43 Corporate Debt: Secured $ 358 $ 405 $ 200 Unsecured 1,595 1,617 2,017 Total Corporate Debt $ 1,953 $ 2,022 $ 2,217 Project Debt 314 235 227 Total Debt (1) $ 2,267 $ 2,257 $ 2,444 Stockholders’ Equity $ 1,055 $ 911 $ 873 Net Debt (2) $ 1,952 $ 2,014 $ 2,012 Availability under Revolving Credit Facility $ 584 $ 519 $ 735 Net Debt / Adjusted EBITDA (3) 3.9x 4.1x 3.9x 18 April 22, 2014

Long-term Outlook: Energy Detail North America EfW Facilities (Unaudited, in millions, except price) 2012A 2013A 2014E 2015E 2016E 2017E 2018E MWh Sold – CVA Share: Contracted 3.5 3.5 3.1 - 3.2 3.0 2.7 2.2 1.9 Hedged 0.4 0.9 1.4 0.9 0.4 0.0 0.0 Market 0.9 1.0 1.0 - 1.1 2.1 3.4 4.4 4.7 Total MWh Sold 4.8 5.4 5.5 - 5.7 ~6.0 ~6.5 ~6.6 ~6.6 Market Sales (MWh) by Geography: PJM East 0.4 0.6 0.4 0.8 1.9 2.6 2.6 NEPOOL 0.2 0.3 0.3 0.4 0.6 0.8 1.2 NYISO 0.1 0.0 0.1 0.3 0.4 0.4 0.4 Other 0.2 0.0 0.3 0.6 0.5 0.6 0.5 Total Market Sales 0.9 0.9 ~1.1 ~2.1 ~3.4 ~4.4 ~4.7 Revenue per MWh: (1) Contracted $60.75 $63.92 $66 - $67 Average ~$57 / MWh on contracts expiring through 2020 Hedged $50.17 $39.01 $43 - $44 Market $42.30 $40.88 ~$50 Average Revenue per MWh $56.43 $56.01 $57 - $59 19 April 22, 2014 Note: hedged generation as presented above reflects only existing hedges. 1) Excludes capacity revenue. • Note: Production estimates for 2014 - 2018 are approximated based on historical operating performance and assume all service fee owned contracts transition to tip fee

Q1 Full Year (Unaudited, in millions) 2014 2013 Estimated 2014 (1) Net (Loss) Income from Continuing Operations Attributable to Covanta Holding Corporation $(9) $(23) $40 - $59 Operating (loss) income related to insurance subsidiaries 1 - (2) - 1 Depreciation and amortization expense 53 53 217 - 207 Debt service expense 40 39 162 - 146 Income tax (benefit) expense (14) (16) 25 - 50 Net write-offs 9 - 9 Pension plan settlement gain - (6) Loss on extinguishment of debt 2 1 2 Net (loss) income attributable to noncontrolling interests in subsidiaries - (1) 0 - 4 Other adjustments: Debt service billings in excess of revenue recognized - 7 Non-cash compensation expense 4 5 Other non-cash items 1 2 Subtotal other adjustments 5 14 17 - 22 Total adjustments 96 84 Adjusted EBITDA $87 $61 $470 - $500 Cash interest payments (8) (9) Cash taxes (2) (2) Working capital / other 25 14 Cash flow provided by operating activities from continuing operations $102 $64 $265 – $310 Plus: Cash flow used in operating activities from insurance subsidiaries 1 1 0 – 5 Less: Maintenance capital expenditures (36) (38) (95) - (105) Free Cash Flow $67 $27 $170 - $210 Construction working capital (13) (24) (45) - (35) Free Cash Flow excluding construction working capital $80 $51 $215 - $245 Shares Outstanding End of Period 131 131 Non-GAAP Reconciliation: Adjusted EBITDA & Free Cash Flow – Continuing Operations 1) Guidance as of 4/22/2014. 20 April 22, 2014

Non-GAAP Reconciliation: Adjusted EBITDA - Continuing Full Year LTM (Unaudited, in millions) 2012 2013 3/31/2014 Net Income from Continuing Operations Attributable to Covanta Holding Corporation $134 $45 $59 Operating loss related to insurance subsidiaries 10 2 3 Depreciation and amortization expense 195 210 210 Debt service expense 145 159 160 Income tax expense 32 40 42 Gain related to trust distribution - (4) (4) Net write-offs (gains) (57) 15 24 Pension plan settlement expense (gain) 11 (6) - Loss on extinguishment of debt 3 1 2 Net income (loss) attributable to noncontrolling interests in subsidiaries 2 (1) - Other adjustments: Debt service billings in excess of revenue recognized 9 9 2 Non-cash compensation expense 16 15 14 Other non-cash items 7 9 8 Subtotal other adjustments 32 33 24 Total adjustments 373 449 461 Adjusted EBITDA $507 $494 $520 Note: Adjusted EBITDA results provided to reconcile the denominator of the Net Debt / Adjusted EBITDA ratios on slide 18. 21 April 22, 2014

Non-GAAP Reconciliation: Adjusted EPS 1) Guidance as of 4/22/2014. Q1 Full Year (Unaudited, in millions, except per share amounts) 2014 2013 Estimated 2014 (1) Continuing Operations - Diluted (Loss) Income Per Share $(0.07) $(0.17) $0.31 - $0.46 Reconciling Items 0.04 (0.02) 0.04 Adjusted EPS $(0.03) $(0.19) $0.35 - $0.50 Reconciling Items Operating loss related to insurance subsidiaries $1 $ - Net write-offs 9 - Pension plan settlement gain - (6) Loss on extinguishment of debt 2 1 Total Reconciling Items, pre-tax 12 (5) Pro forma income tax impact (6) 2 Total Reconciling Items, net of tax $6 $(3) Diluted Income (Loss) Per Share Impact $0.04 $(0.02) Weighted Average Diluted Shares Outstanding 129 130 22 April 22, 2014

Non-GAAP Financial Measures Free Cash Flow Free Cash Flow is defined as cash flow provided by operating activities from continuing operations, excluding the cash flow provided by or used in our insurance subsidiaries, less maintenance capital expenditures, which are capital expenditures primarily to maintain our existing facili ties. We use the non-GAAP measure of Free Cash Flow as a criterion of liquidity and performance-based components of employee compensation. We use Free Cash Flow as a measure of liquidity to determine amounts we can reinvest in our core businesses, such as amounts available to make acquisitions, invest in construction of new projects or make principal payments on debt. In order to provide a meaningful basis for comparison, we are providing information with respect to our Free Cash Flow reconciled for all periods to cash flow provided by operating activities from continuing operations, which we believe to be the most directly comparable measure under GAAP. Adjusted EBITDA We use Adjusted EBITDA to provide further information that is useful to an understanding of the financial covenants contained in the credit facilities of our most significant subsidiary, Covanta Energy, through which we conduct our core waste and energy services business, and as additional ways of viewing aspects of its operations that, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of our core business. The calculation of Adjusted EBITDA is based on the definition in Covanta Energy’s credit facilities, which we have guaranteed. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, as adjusted for additional items subtracted from or added to net income. Because our business is substantially comprised of that of Covanta Energy, our financial performance is substantially similar to that of Covanta Energy. For this reason, and in order to avoid use of multiple financial measures which are not all from the same entity, the calculation of Adjusted EBITDA and other financial measures presented herein are ours, measured on a consolidated basis for continuing operations, less the results of operations of our insurance subsidiaries. In order to provide a meaningful basis for comparison, we are providing information with respect to our Adjusted EBITDA reconciled for all periods to net loss from continuing operations and cash flow provided by operating activities from continuing operations, which are believed to be the most directly comparable measures under GAAP. Adjusted EPS We use the non-GAAP measure of Adjusted EPS to enhance the usefulness of our financial information by providing a measure which management internally uses to assess and evaluate the overall performance and highlight trends in the ongoing business. Adjusted EPS excludes certain income and expense items that are not representative of our ongoing business and operations, which are included in the calculation of Diluted Earnings Per Share in accordance with GAAP. The following items are not all-inclusive, but are examples of reconciling items in prior comparative and future periods. They would include the results of operations of our insurance subsidiaries, write-off of assets and liabilities, the effect of derivative instruments not designated as hedging instruments, significant gains or losses from the disposition or restructuring of businesses, income and loss from discontinued operations, transaction-related costs, income and loss on the extinguishment of debt and other significant items that would not be representative of our ongoing business. In order to provide a meaningful basis for comparison, we are providing information with respect to our Adjusted EPS reconciled for all periods to diluted earnings per share from continuing operations, which is believed to be the most directly comparable measure under GAAP. 23 April 22, 2014